EXHIBIT U

VOTES NECESSARY TO APPROVE THE PROPOSALS

Proposal	Fund	Vote Needed
Proposal 1 – To elect a Board of	All Funds	Plurality (voting by Fund as a whole)
Trustees/Directors

Proposal 2 – To approve	Franklin California Tax-Free Income	The affirmative vote of the lesser of
an Agreement and Plan of	Fund, Inc., Franklin Custodian	(i) more than 50% of the outstanding
Reorganization that provides for	Funds, Inc., Franklin Mutual Series	shares of the Fund (or series, if
the reorganization of the Fund to a	Fund Inc., Templeton Funds, Inc.,	applicable) or (ii) 67% or more of
Delaware statutory trust.	Templeton Institutional Funds, Inc.	the outstanding shares of the Fund
	and Templeton Income Trust	(or series if applicable) present at
the meeting, if the holders of more
than 50% of the Fund’s (or series’)
outstanding shares are present or
represented by proxy (a “1940 Act
Majority Vote”) (voting by Fund as a
whole and not by series)

	Franklin California Tax-Free Trust,	Majority of the outstanding shares
	Franklin Investors Securities Trust,	(voting by Fund and by series
	Franklin New York Tax-Free Trust,	thereof, if any)
Franklin Tax-Free Trust, Franklin
Value Investors Trust and Institutional
Fiduciary Trust

Proposal 3 – To approve an	Franklin Capital Growth Fund,	Majority of the shares voted (voting
Amended and Restated Agreement	Franklin Global Trust, Franklin	separately by series thereof, if any,
and Declaration of Trust	Gold and Precious Metals Fund,	for a Fund)
Franklin High Income Trust,
Franklin Managed Trust, Franklin
Municipal Securities Trust, Franklin
New York Tax-Free Income Fund,
Franklin Real Estate Securities
Trust, Franklin Strategic Mortgage
Portfolio, Franklin Strategic Series,
Franklin Templeton Fund Allocator
Series, Franklin Templeton
Global Trust, Franklin Templeton
International Trust, Franklin
Templeton Money Fund Trust and
The Money Market Portfolios

	Franklin Mutual Recovery Fund	1940 Act Majority Vote

Proposal 4 – To approve	All Funds listed on Exhibit L-1	1940 Act Majority Vote (voting by series)
amendments to certain fundamental
investment restrictions (include eight
(8) sub-proposals)

Proposal 5 - To approve the	All Funds listed on Exhibit N-1	1940 Act Majority Vote (voting by series)
elimination of certain fundamental
investment restrictions

U-1

Proposal 6 – To approve the	Franklin New York Tax-Free Income	1940 Act Majority Vote (voting by
reclassification of certain	Fund, Franklin Limited Maturity	series)
fundamental investment policies as	U.S. Government Securities Fund,
non-fundamental	Emerging Markets Series, IFT
Money Market Portfolio, Franklin
Templeton Hard Currency Fund and
Franklin Rising Dividends Fund

Proposal 7 – To approve the	Franklin Templeton Money Fund	Majority of the Class B shares voted
amendment of the rights and
preferences of the Class B shares
to provide for their automatic
conversion to Class A shares after
eight years

U-2

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TF INCOME FD A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA LIMITED-TERM TF INCOME FUND A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 02 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CAPITAL GROWTH FUND		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 03 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN DYNATECH FUND A SERIES OF FRANKLIN CUSTODIAN FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GROWTH FUND A SERIES OF FRANKLIN CUSTODIAN FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN INCOME FUND A SERIES OF FRANKLIN CUSTODIAN FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN U.S. GOVERNMENT SECURITIES FUND A SERIES OF FRANKLIN CUSTODIAN FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN UTILITIES FUND A SERIES OF FRANKLIN CUSTODIAN FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 19 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FD A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 15 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FIDUCIARY LARGE CAPITALIZATION GROWTH & INCOME FD A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON CORE FIXED INCOME FUND A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON HIGH INCOME FUND A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GLOBAL REAL ESTATE FUND A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 06 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON EMERG MKT DEBT OPPORTUNITIES FD A SERIES OF FRANKLIN GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GOLD AND PRECIOUS METALS FUND		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 35 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN HIGH INCOME FUND A SERIES OF FRANKLIN HIGH INCOME TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 22 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FD A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 37 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CONVERTIBLE SECURITIES FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 38 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN EQUITY INCOME FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 37 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FLOATING RATE DAILY ACCESS FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 07 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN LIMITED MATURITY U.S. GOV’T SECURITIES FD A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 39 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN LOW DURATION TOTAL RETURN FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 09 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN REAL RETURN FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 09 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN BALANCED FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 10 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TOTAL RETURN FUND A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 40 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN RISING DIVIDENDS FUND A SERIES OF FRANKLIN MANAGED TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 28 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND A SERIES OF FRANKLIN MUNICIPAL SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TENNESSEE MUNICIPAL BOND FUND A SERIES OF FRANKLIN MUNICIPAL SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL BEACON FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL DISCOVERY FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL EUROPEAN FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL FINANCIAL SERVICES FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL QUALIFIED FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MUTUAL SHARES FUND A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Edward I. Altman (02) Ann Torre Bates (03) Burton J. Greenwald	(04) Bruce A. MacPherson (05) Charles Rubens II (06) Leonard Rubin	(07) Robert E. Wade (08) Gregory E. Johnson (09) Peter A. Langerman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 33 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW YORK TAX-FREE INCOME FUND		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 21 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW YORK INTERMEDIATE-TERM TF INCOME FUND A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FD A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN REAL ESTATE SECURITIES FUND A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 13 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN AGGRESSIVE GROWTH FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 43 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN BLUE CHIP FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 42 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FLEX CAP GROWTH FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GLOBAL COMMUNICATIONS FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GLOBAL HEALTH CARE FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NATURAL RESOURCES FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN SMALL CAP GROWTH FUND II A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 14 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN SMALL-MID CAP GROWTH FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 42 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN STRATEGIC INCOME FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 41 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TECHNOLOGY FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 45 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN U.S. LONG-SHORT FUND A SERIES OF FRANKLIN STRATEGIC SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 43 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN ALABAMA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN ARIZONA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN COLORADO TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN DOUBLE TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FEDERAL INTERMEDIATE-TERM TF INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 16 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN FLORIDA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN GEORGIA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN KENTUCKY TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN LOUISIANA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MARYLAND TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FD A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MISSOURI TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN OREGON TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN VIRGINIA TAX-FREE INCOME FUND A SERIES OF FRANKLIN TAX-FREE TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON GROWTH TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON MODERATE TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 12 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 34 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 34 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 34 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 34 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND A SERIES OF FRANKLIN TEMPLETON FD ALLOCATOR SERIES		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 05 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON HARD CURRENCY FUND A SERIES OF FRANKLIN TEMPLETON GLOBAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 17 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON FOREIGN SMALLER COMPANIES FUND A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 13 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON GLOBAL LONG-SHORT FUND A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 15 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON MONEY FUND A SERIES OF FRANKLIN TEMPLETON MONEY FUND TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 13 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN TEMPLETON MONEY FUND A SERIES OF FRANKLIN TEMPLETON MONEY FUND TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
7.	To Approve the Amendment of the Rights and Preferences of the Class B Shares of Franklin Templeton Money Fund to Provide for their Automatic Conversion to Class A Shares After Eight Years.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 18 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN BALANCE SHEET INVESTMENT FUND A SERIES OF FRANKLIN VALUE INVESTORS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4b.	Underwriting		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 29 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN LARGE CAP VALUE FUND A SERIES OF FRANKLIN VALUE INVESTORS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments		☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 30 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MICROCAP VALUE FUND A SERIES OF FRANKLIN VALUE INVESTORS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4b.	Underwriting		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 04 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN MIDCAP VALUE FUND A SERIES OF FRANKLIN VALUE INVESTORS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 31 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN SMALL CAP VALUE FUND A SERIES OF FRANKLIN VALUE INVESTORS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i						i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Frank T. Crohn (02) Burton J. Greenwald	(03) Charles Rubens II (04) Leonard Rubin	(05) Robert E. Wade (06) William J. Lippman	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
				FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.			☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing		☐	☐	☐
	Sub-Proposal 4b.	Underwriting		☐	☐	☐
	Sub-Proposal 4c.	Lending		☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate		☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities		☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities		☐	☐	☐
	Sub-Proposal 4g.	Industry concentration		☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 04 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN CASH RESERVES FUND A SERIES OF INSTITUTIONAL FIDUCIARY TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 01 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND A SERIES OF INSTITUTIONAL FIDUCIARY TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 11 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
MONEY MARKET PORTFOLIO A SERIES OF INSTITUTIONAL FIDUCIARY TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 08 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND A SERIES OF INSTITUTIONAL FIDUCIARY TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 11 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
THE MONEY MARKET PORTFOLIO A SERIES OF THE MONEY MARKET PORTFOLIOS		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

3.	To Approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 13 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON CHINA WORLD FUND		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 23 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON DEVELOPING MARKETS TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 24 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON FOREIGN FUND A SERIES OF TEMPLETON FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 25 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON WORLD FUND A SERIES OF TEMPLETON FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 25 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON GLOBAL SMALLER COMPANIES FUND A SERIES OF TEMPLETON GLOBAL SMALLER COMPANIES FD		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 26 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
TEMPLETON GLOBAL BOND FUND A SERIES OF TEMPLETON INCOME TRUST		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 44 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
EMERGING MARKET SERIES A SERIES OF TEMPLETON INSTITUTIONAL FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 36 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FOREIGN SMALLER COMPANY SERIES A SERIES OF TEMPLETON INSTITUTIONAL FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 27 - mm
i		i

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!
FOREIGN EQUITY SERIES A SERIES OF TEMPLETON INSTITUTIONAL FUNDS, INC.		FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side of this proxy card and upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees or Board of Directors, as appropriate. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee/director, as applicable. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

i

Dated	, 2007

	Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

i	i	FT - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

	i							i
1.	To Elect a Board of Trustees or Board of Directors, as appropriate.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Frank J. Crothers (03) Edith E. Holiday	(04) David W. Niemiec (05) Frank A. Olson (06) Larry D. Thompson	(07) Constantine D. Tseretopoulos (08) Robert E. Wade	(09) Charles B. Johnson (10) Gregory E. Johnson	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	Mega 20 - mm
i		i